Derivative Instruments	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments

11. Derivative Instruments

Objective and Strategy  The Company uses derivative instruments to manage its exposure to cash-flow variability from commodity-price and interest-rate risks. Futures, swaps, and options are used to manage exposure to commodity-price risk inherent in the Company’s oil and natural-gas production and natural-gas processing operations (Oil and Natural-Gas Production/Processing Derivative Activities). Futures contracts and commodity-price swap agreements are used to fix the price of expected future oil and natural-gas sales at major industry trading locations, such as Cushing, Oklahoma or Sullom Voe, Scotland for oil and Henry Hub, Louisiana for natural gas. Basis swaps are periodically used to fix or float the price differential between product prices at one market location versus another. Options are used to establish a floor price, a ceiling price, or a floor and a ceiling price (collar) for expected future oil and natural-gas sales. Derivative instruments are also used to manage commodity-price risk inherent in customer price requirements and to fix margins on the future sale of natural gas and NGLs from the Company’s leased storage facilities.
Interest-rate swaps are used to fix or float interest rates on existing or anticipated indebtedness. The purpose of these instruments is to manage the Company’s existing or anticipated exposure to interest-rate changes. The fair value of the Company’s current interest-rate swap portfolio is subject to changes in interest rates.
The Company does not apply hedge accounting to any of its currently outstanding derivative instruments. As a result, gains and losses associated with derivative instruments are recognized currently in earnings. Net derivative losses attributable to derivatives previously subject to hedge accounting reside in accumulated other comprehensive income (loss) and are reclassified to earnings as the transactions to which the derivatives relate are recognized in earnings. See Note 22—Accumulated Other Comprehensive Income (Loss).

11. Derivative Instruments (Continued)

Oil and Natural-Gas Production/Processing Derivative Activities  The oil prices listed below are a combination of NYMEX WTI and Intercontinental Exchange, Inc. (ICE) Brent Blend prices. The Company had no natural-gas production/processing derivatives at December 31, 2018. The following is a summary of the Company’s oil derivative instruments at December 31, 2018:

2019 Settlement
Oil
Three-Way Collars (MBbls/d)	87
Average price per barrel
Ceiling sold price (call)	$72.98
Floor purchased price (put)	$56.72
Floor sold price (put)	$46.72

A three-way collar is a combination of three options: a sold call, a purchased put, and a sold put. The sold call establishes the maximum price that the Company will receive for the contracted commodity volume. The purchased put establishes the minimum price that the Company will receive for the contracted volume unless the market price for the commodity falls below the sold put strike price, at which point the minimum price equals the reference price (e.g., NYMEX) plus the excess of the purchased put strike price over the sold put strike price.

Anadarko Interest-Rate Derivatives (Excluding WES)  Anadarko has outstanding interest-rate swap contracts to manage interest-rate risk associated with anticipated debt issuances. The Company has locked in a fixed interest rate in exchange for a floating interest rate indexed to the three-month LIBOR.
In August 2018, the Company amended an interest-rate swap with a notional principal amount of $200 million, extending the mandatory termination date from 2018 to 2023 in exchange for a cash payment of approximately $10 million.
At December 31, 2018, the Company had outstanding interest-rate swaps with a notional amount of $1.6 billion due prior to or in September 2023 that manage interest-rate risk associated with potential future debt issuances. Depending on market conditions, liability-management actions, or other factors, the Company may enter into offsetting interest-rate swap positions or settle or amend certain or all of the currently outstanding interest-rate swaps. The Company had the following outstanding interest-rate swaps at December 31, 2018:

millions except percentages		Mandatory	Weighted-Average
Notional Principal Amount	Reference Period	Termination Date	Interest Rate
$550	September 2016 - 2046	September 2020	6.418%
$250	September 2016 - 2046	September 2022	6.809%
$100	September 2017 - 2047	September 2020	6.891%
$250	September 2017 - 2047	September 2021	6.570%
$450	September 2017 - 2047	September 2023	6.445%

Derivative settlements and collateralization are classified as cash flows from operating activities unless the derivatives contain an other-than-insignificant financing element, in which case the settlements and collateralization are classified as cash flows from financing activities. As a result of prior extensions of reference-period start dates without settlement of the related interest-rate derivative obligations, the interest-rate derivatives in Anadarko’s portfolio contain an other-than-insignificant financing element, and therefore, any settlements, collateralization, or cash payments for amendments related to these extended interest-rate derivatives are classified as cash flows from financing activities. Net cash payments related to settlements and amendments of interest-rate swap agreements were $92 million in 2018 and $112 million in 2017.

11. Derivative Instruments (Continued)

WES Interest-Rate Derivatives In December 2018, WES entered into interest-rate swap agreements with an aggregate notional amount of $750 million to manage interest-rate risk associated with anticipated 2019 debt issuances. WES has locked in a fixed interest rate in exchange for a floating interest rate indexed to the three-month LIBOR. Depending on market conditions, liability management actions, or other factors, WES may settle or amend certain or all of the currently outstanding interest-rate swaps. The following interest-rate swaps were outstanding at December 31, 2018:

millions except percentages		Mandatory	Fixed
Notional Principal Amount	Reference Period	Termination Date	Interest Rate
$250	December 2019 - 2024	December 2019	2.730%
$250	December 2019 - 2029	December 2019	2.856%
$250	December 2019 - 2049	December 2019	2.905%

Effect of Derivative Instruments—Balance Sheet The following summarizes the fair value of the Company’s derivative instruments at December 31:

millions	Gross Derivative Assets		Gross Derivative Liabilities
Balance Sheet Classification	2018	2017	2018	2017
Commodity derivatives - Anadarko (1)
Other current assets	$300	$7	$(126)	$(1)
Other assets	—	2	—	—
Other current liabilities	1	45	(6)	(206)
Other liabilities	—	—	—	(2)
	301	54	(132)	(209)
Interest-rate derivatives - Anadarko (1)
Other current assets	22	14	—	—
Other assets	34	40	—	—
Other current liabilities	—	—	(82)	(236)
Other liabilities	—	—	(1,156)	(1,183)
	56	54	(1,238)	(1,419)
Interest-rate derivatives - WES
Other current liabilities	—	—	(8)	—
Total derivatives	$357	$108	$(1,378)	$(1,628)

(1)	Excludes amounts related to WES interest-rate swap agreements.

11. Derivative Instruments (Continued)

Effect of Derivative Instruments—Statement of Income  The following summarizes gains and losses related to derivative instruments:

millions
Classification of (Gain) Loss Recognized	2018	2017	2016
Commodity derivatives - Anadarko (1)
Gathering, processing, and marketing sales	$8	$(4)	$6
(Gains) losses on derivatives, net	213	3	147
Interest-rate derivatives - Anadarko (1)
(Gains) losses on derivatives, net	(91)	132	139
Interest-rate derivatives - WES
(Gains) losses on derivatives, net	8	—	—
Total (gains) losses on derivatives, net	$138	$131	$292

(1)	Excludes amounts related to WES interest-rate swap agreements.

Credit-Risk Considerations  The financial integrity of exchange-traded contracts, which are subject to nominal credit risk, is assured by NYMEX or ICE through systems of financial safeguards and transaction guarantees. Over-the-counter traded swaps, options, and futures contracts expose the Company to counterparty credit risk. The Company monitors the creditworthiness of its counterparties, establishes credit limits according to the Company’s credit policies and guidelines, and assesses the impact on the fair value of its counterparties’ creditworthiness. The Company has the ability to require cash collateral or letters of credit to mitigate its credit-risk exposure.
The Company has netting agreements with financial institutions that permit net settlement of gross commodity derivative assets against gross commodity derivative liabilities and routinely exercises its contractual right to offset gains and losses when settling with derivative counterparties. In addition, the Company has setoff agreements with certain financial institutions that may be exercised in the event of default and provide for contract termination and net settlement across derivative types.
The Company’s derivative instruments are subject to individually negotiated credit provisions that may require collateral of cash or letters of credit depending on the derivative’s portfolio valuation versus negotiated credit thresholds. These credit thresholds generally require full or partial collateralization of the Company’s obligations depending on certain credit-risk-related provisions, such as the Company’s credit rating from S&P and Moody’s. As of December 31, 2018, the Company’s long-term debt was rated investment grade (BBB) by both S&P and Fitch and below investment grade (Ba1) by Moody’s. Subsequent to year end, Moody’s changed its outlook with respect to its rating from stable to positive. The Company may be required to post additional collateral with respect to its derivative instruments if its credit ratings decline below current levels or if the liability associated with any such derivative instrument increases above the credit threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features for which a net liability position existed was $1.1 billion (net of $66 million of collateral) at December 31, 2018, and $1.4 billion (net of $170 million of collateral) at December 31, 2017.

11. Derivative Instruments (Continued)

Fair Value  Fair value of futures contracts is based on unadjusted quoted prices in active markets for identical assets or liabilities, which represent Level 1 inputs. Valuations of physical-delivery purchase and sale agreements, over-the-counter financial swaps, and commodity option collars are based on similar transactions observable in active markets and industry-standard models that primarily rely on market-observable inputs. Inputs used to estimate fair value in industry-standard models are categorized as Level 2 inputs, because substantially all assumptions and inputs are observable in active markets throughout the full term of the instruments. Inputs used to estimate the fair value of swaps and options include market-price curves; contract terms and prices; credit-risk adjustments; and, for Black-Scholes option valuations, discount factors and implied market volatility.
The following summarizes the fair value of the Company’s derivative assets and liabilities, by input level within the fair-value hierarchy:

millions	Level 1	Level 2	Level 3	Netting (1)	Collateral	Total
December 31, 2018
Assets
Anadarko (2)
Commodity derivatives	$1	$300	$—	$(127)	$—	$174
Interest-rate derivatives	—	56	—	—	—	56
Total derivative assets	$1	$356	$—	$(127)	$—	$230
Liabilities
Anadarko (2)
Commodity derivatives	$(2)	$(130)	$—	$127	$2	$(3)
Interest-rate derivatives	—	(1,238)	—	—	66	(1,172)
WES
Interest-rate derivatives	—	(8)	—	—	—	(8)
Total derivative liabilities	$(2)	$(1,376)	$—	$127	$68	$(1,183)

December 31, 2017
Assets
Anadarko (2)
Commodity derivatives	$1	$53	$—	$(46)	$(1)	$7
Interest-rate derivatives	—	54	—	—	—	54
Total derivative assets	$1	$107	$—	$(46)	$(1)	$61
Liabilities
Anadarko (2)
Commodity derivatives	$(1)	$(208)	$—	$46	$3	$(160)
Interest-rate derivatives	—	(1,419)	—	—	170	(1,249)
Total derivative liabilities	$(1)	$(1,627)	$—	$46	$173	$(1,409)

(1)	Represents the impact of netting commodity derivative assets and liabilities with counterparties where the Company has the contractual right and intends to net settle.

(2)	Excludes amounts related to WES interest-rate swap agreements.